UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  December 19, 2011

Alliqua, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-29819	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Third Avenue Suite 1801 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 218-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Alliqua, Inc. (the “Company”) held on December 19, 2011, the shareholders approved the Alliqua, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”).  The 2011 Plan was recommended by the Company’s board of directors (the “Board”) and described in the Company’s definitive proxy statement for the annual meeting.

The 2011 Plan authorizes the issuance of up to 40,000,000 shares of the Company’s common stock, subject to certain adjustments, to employees, contractors and directors of the Company and its subsidiaries. The 2011 Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors.  The 2011 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock.

The 2011 Plan became effective on November 8, 2011, subject to and conditioned upon shareholder approval, and will terminate on November 8, 2021.  No award may be made under the 2011 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

For more information about the 2011 Plan, see the Company’s definitive proxy statement dated November 9, 2011, the relevant portions of which are incorporated herein by reference. The description above and such portions of the proxy statement are qualified in their entirety by reference to the full text of the 2011 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 19, 2011, the Company held its annual meeting of shareholders.  The following three proposals were submitted to the shareholders at the Meeting:

(1)
Election of three Class II directors to serve on the board of directors for a term of three years or until their successors are elected and qualified, for which the following were nominees: Michael M. Goldberg, M.D., Kenneth Pearsen, M.D. and Richard Rosenblum.

(2)	Approval of the Alliqua, Inc. 2011 Long-Term Incentive Plan.

(3)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For more information about the foregoing proposals, see the Company’s definitive proxy statement dated November 9, 2011. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal 1: Election of three Class II directors to serve on the Board of Directors for a term of three years or until their successors are elected and qualified.

Director	For	Withheld	Broker Non-Votes
Michael M. Goldberg, M.D.	84,184,472	4,975,922	43,671,043
Kenneth Pearsen, M.D.	84,201,996	4,958,398	43,671,043
Richard Rosenblum	74,979,577	14,180,817	43,671,043

Proposal 2: Approval of the Alliqua, Inc. 2011 Long-Term Incentive Plan.

For	83,668,591
Against	5,401,663
Abstain	90,140
Broker Non-Votes	43,671,043

Proposal 3: Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	124,343,382
Against	8,381,015
Abstain	107,040

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Alliqua, Inc. 2011 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA, INC.

Dated: December 20, 2011	By:	/s/ Richard Rosenblum
Name: Richard Rosenblum
Title: President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Alliqua, Inc. 2011 Long-Term Incentive Plan.